UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2010

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

10 Derby Square
Salem, Massachusetts 01970
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On April 26, 2010, Atlantic Tele-Network, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting that on April 26, 2010  it completed its acquisition of wireless assets from Cellco Partnership d/b/a Verizon Wireless (“Verizon”) pursuant to the Purchase Agreement, dated June 9, 2009, by and between the Company and Verizon.  Pursuant to the Purchase Agreement, Verizon contributed certain licenses, network assets, tower and other leases and other assets and certain related liabilities (together, the “Alltel Divested Markets”) to a wholly-owned subsidiary limited liability company, whose membership interests were acquired by Allied Wireless Communications Corporation, the Company’s wholly-owned subsidiary.

As permitted by Item 9.01(a)(4) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. This Amendment No. 1 to the Initial 8-K contains the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following audited financial statements of the Alltel Divested Markets are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•                  As of December 31, 2009 and 2008 and for the periods January 9, 2009 to December 31, 2009, January 1, 2009 to January 8, 2009, the year ended December 31, 2008, the period November 16, 2007 to December 31, 2007 and January 1, 2007 to November 15, 2007

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and the Alltel Divested Markets as of December 31, 2009 and the related unaudited pro forma condensed combined statements of income for the year ended December 31, 2009 that are required by Article 11 of Regulation S-X are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

See the Exhibit Index attached to this Form 8-K/A, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: May 7, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Purchase Agreement by and between Atlantic Tele-Network, Inc. and Cellco Partnership d/b/a Verizon Wireless, dated as of June 9, 2009 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on June 15, 2009 (File No. 001-12593)).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements for the Alltel Divested Markets for the year ended December 31, 2009, and the notes related thereto.

99.2

The unaudited pro forma condensed combined balance sheet of the Company and the Alltel Divested Markets as of December 31, 2009 and the related unaudited pro forma condensed combined statements of income for the year ended December 31, 2009.